Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated March 13, 2019 to the Funds’ Prospectus

dated April 30, 2018, as supplemented and amended to date

Brookfield Public Securities Group LLC (“Brookfield PSG”), the investment adviser and administrator to the Funds, will implement certain changes to each Fund’s portfolio management team.  Effective immediately, Tom Miller, CFA, will join Craig Noble, CFA, and Leonardo Anguiano as a Co-Portfolio Manager on all Brookfield PSG global listed infrastructure accounts where Mr. Miller does not currently serve as a Co-Portfolio Manager.  In addition, effective by the end of the 3rd quarter of 2019, Mr. Noble will no longer serve as a Co-Portfolio Manager for Brookfield PSG global listed infrastructure accounts.  Mr. Noble will be assuming additional responsibilities at Brookfield Asset Management Inc. and will remain a portfolio manager on Brookfield PSG real assets solutions products and a member of the Brookfield PSG investment committee and the Brookfield PSG global listed infrastructure investment committee.

In light of the portfolio management changes noted above:

Effective immediately, on page 19 of the Prospectus, the portfolio management disclosure under the heading “Brookfield Global Listed Infrastructure Fund — Management,” is hereby deleted and replaced with the following:

“Portfolio Managers:  Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Managing Director and Portfolio Manager, and Tom Miller, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund.  Mr. Noble has served as Co-Portfolio Manager of the Fund since its inception.  Messrs. Anguiano and Miller have served as Co-Portfolio Managers of the Fund since September 2016 and March 2019, respectively.”

Effective immediately, on page 30 of the Prospectus, the portfolio management disclosure under the heading “Brookfield Real Assets Securities Fund — Management,” is hereby deleted and replaced with the following:

“Portfolio Managers:  Craig Noble, CFA, CEO, Chief Investment Officer and Portfolio Manager, Leonardo Anguiano, Managing Director and Portfolio Manager, Tom Miller, CFA, Director and Portfolio Manager, Jason S. Baine, Managing Director and Portfolio Manager, Bernhard Krieg, CFA, Managing Director and Portfolio Manager, Dana Erikson, CFA, Managing Director and Portfolio Manager, Dan Parker, CFA, Director and Portfolio Manager, and Larry Antonatos, Managing Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund.  Messrs. Noble, Baine, Krieg and Erikson have served as Co-Portfolio Managers of the Fund since its inception.  Messrs. Antonatos, Anguiano, Parker and Miller have served as Co-Portfolio Managers of the Fund since February 2016, September 2016, August 2018 and March 2019, respectively.”

Effective immediately, on page 75 of the Prospectus, under the heading “Management of the Funds,” in the subsection “The Portfolio Managers,” the disclosure is supplemented and amended, in pertinent part, with the following:

“Tom Miller, CFA — Director and Portfolio Manager.  Mr. Miller has 9 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team.  In addition to his portfolio manager duties, he is also responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector.  Prior to joining the firm in 2013, Mr. Miller worked at FactSet.  He holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.”

….

“Messrs. Noble, Anguiano and Miller are jointly and primarily responsible for the day to day investment decisions for the Infrastructure Fund.

For the Real Assets Securities Fund, Messrs. Noble and Antonatos are jointly and primarily responsible for the day-to-day management of the Fund, including the authority to adjust the strategic allocation of assets.  Messrs. Noble, Anguiano and Miller are jointly and primarily responsible for the infrastructure investment decisions.  Messrs. Baine and Krieg are jointly and primarily responsible for the real estate investment decisions.  Messrs. Erikson and Parker are jointly and primarily responsible for the corporate credit investment decisions.  In addition, Messrs. Noble and Antonatos are jointly and primarily responsible for investment decisions beyond those noted above and may draw upon the expertise of other colleagues within the Public Securities Group in managing the Fund.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

Please retain this Supplement for reference.

Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated March 13, 2019 to the Funds’ Statement of

Additional Information dated April 30, 2018, as supplemented and amended to date

Effective immediately, on pages 66-69 of the SAI, under the heading “Portfolio Managers,” the disclosure is supplemented and amended, in pertinent part, with the following:

“Tom Miller, CFA — Director and Portfolio Manager.  Mr. Miller has 9 years of industry experience and is a Director on the Public Securities Group’s Infrastructure Equities team.  In addition to his portfolio manager duties, he is also responsible for covering North American infrastructure securities focusing on MLPs and the Energy Infrastructure sector.  Prior to joining the firm in 2013, Mr. Miller worked at FactSet.  He holds the Chartered Financial Analyst® designation and earned a Bachelor of Science degree from Indiana University.”

….

“Messrs. Noble, Anguiano and Miller are jointly and primarily responsible for the day to day investment decisions for the Infrastructure Fund.

For the Real Assets Securities Fund, Messrs. Noble and Antonatos are jointly and primarily responsible for the day-to-day management of the Fund, including the authority to adjust the strategic allocation of assets.  Messrs. Noble, Anguiano and Miller are jointly and primarily responsible for the infrastructure investment decisions.  Messrs. Baine and Krieg are jointly and primarily responsible for the real estate investment decisions.  Messrs. Erikson and Parker are jointly and primarily responsible for the corporate credit investment decisions.  In addition, Messrs. Noble and Antonatos are jointly and primarily responsible for investment decisions beyond those noted above and may draw upon the expertise of other colleagues within the Public Securities Group in managing the Fund.”

….

The following table provides information relating to other accounts managed by Mr. Miller (as of January 31, 2019):

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	2	8	22
Number of Accounts Managed with Performance-Based Fees	0	4	0
Assets Managed (assets in millions)	$340	$3,942	$1,833
Assets Managed with Performance-Based Fees (assets in millions)	0	$154	0

Capitalized terms used herein but not defined shall have the meanings assigned to them in the SAI.

Please retain this Supplement for reference.